SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2011

Delta Mutual, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-30563
(State or other jurisdiction of incorporation)	(Commission File No.)

14362 N. Frank Lloyd Wright Blvd., Suite 1103, Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (480) 477-5809

 (Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 30, 2011, the Company’s Board of Directors, after discussion with the Company’s independent auditors, concluded that our audited financial statements for the year ended December 31, 2009, included in Amendment No. 2 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on July 21, 2010 (the “2009 10-K”), should no longer be relied upon because of the restatement, described below, of the 2009 financial statements in our 2010 Annual Report on Form 10-K, filed May 16, 2011 (the “2010 10-K”).

Description of Restatement of 2009 Financial Statements in 2010 10-K

During the year ending December 31, 2010, the Company determined that interest expense on its notes payable for 2009 was understated due to required adjustments by $97,741, which resulted in a reduction of net earnings from $834,591 as stated in the 2009 10-K to $736,850, as restated in the 2010 10-K.  The Company also determined in connection with the filing of the 2010 10-K that it had reentered the development stage as of January 1, 2009 and in the 2010 10-K reclassified the earnings (losses) accumulated during the period from inception (January 1, 2009) to December 31, 2010 to a separate line in the equity statement.  Furthermore, in the 2010 10-K the Company reclassified $35,000 from the conversion of a note payable out of cash flow from operations in 2009 and into cash flow from financing activities in the same year.

The restatement did not affect the Company’s previously issued (audited) consolidated financial statements for the years ended December 31, 2008 and 2007 included in our 2009 Form 10-K Annual Report, filed April 14, 2009.

The following represents the restated consolidated financial statements as of December 31, 2009 and adjustments related to the consolidated financial statements.

CONSOLIDATED BALANCE SHEET

	December 31,		December 31,
	2009	Adjustment	2009
	(As Reported)		(As Restated)

ASSETS

Current Assets:
Cash	$102,008		$102,008
Advances and other receivables	137,776		137,776
Total current assets	239,784		239,784

Investment in mineral properties	-		-
Investments in unproved oil and gas properties	1,470,713		1,470,713
Other assets	39,508		39,508

TOTAL ASSETS	$1,750,005	$-	$1,750,005

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$134,192		$134,192
Accrued expenses	267,029	97,741	364,770
Notes payable	805,605		805,605
Total current liabilities	1,206,826	97,741	1,304,567

Commitments and Contingencies

Stockholders' Equity:
Preferred stock $0.0001 par value	-		-
Common stock $0.0001 par value	2,421	-	2,421
Additional paid-in capital	4,137,095	-	4,137,095
Earnings (deficit) accumulated during the development stage	-	736,850	736,850
Accumulated Deficit	(3,596,337)	(834,591)	(4,430,928)
Accumulated other comprehensive loss	-		-
Total stockholders' equity	543,179	(97,741)	445,438

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,750,005	$-	$1,750,005

CONSOLIDATED STATEMENT OF OPERATIONS

	Years Ending December 31,
	2009	Adjustments	2009
	(As Reported)		(As Restated)
Costs and expenses:
General, and administrative	$493,904	$-	$493,904
Loss on sale of investments	157,939	-	157,939
	651,843	-	651,843
Loss from operations	(651,843)		(651,843)

Foreign exchange loss
Interest income	37,696		37,696
Interest expense	(15,971)	(97,741)	(113,712)
Other income	582,441		582,441
Gain on deconsolidation of variable interest entity	882,268		882,268
Net other income (expense)	1,486,434	(97,741)	1,388,693

Income (loss) before income taxes	834,591	(97,741)	736,850

Provision for income taxes	-		-

Net earnings (loss)	$834,591	$(97,741)	$736,850
Net earnings (loss) per common share:
Basic and Diluted	$0.04	$(0.00)	$0.03

Weighted average common shares - basic and diluted	22,779,263	-	22,779,263

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delta Mutual, Inc.
Date: August 31, 2011
	By:	/s/ Malcolm W. Sherman
Malcolm W. Sherman
Executive Vice President